DREYFUS
      WORLDWIDE DOLLAR
      MONEY MARKET FUND, INC.



      ANNUAL REPORT October 31, 2002









                                        YOU, YOUR ADVISOR AND
                                        DREYFUS
                                        A MELLON FINANCIAL COMPANY


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value





                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            17   Report of Independent Auditors

                            18   Board Members Information

                            20   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover




                                                                       The Fund

                                                                         Dreyfus
                                                                Worldwide Dollar
                                                         Money Market Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Worldwide Dollar Money Market Fund, Inc., covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Patricia A. Larkin.

Amid turbulence in the stock market, many investors have turned to the relative stability of the money markets. For some investors, money market funds are part of a broader strategy to diversify among various asset classes. Others, however, have recently turned to money market funds in an attempt to time the stock market.

We believe that focusing on asset allocation -- holding the right mix of carefully selected stocks, bonds and cash -- is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

[STEPHEN CANTER SIGNATURE LOGO]
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002



DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Worldwide Dollar Money Market Fund, Inc. perform during the period?

During the 12-month period ended October 31, 2002, the fund produced a yield of 1.61% . Taking into account the effects of compounding, the fund provided an
effective    yield    of    1.62%   .(1)

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. When managing the fund, we generally closely monitor the outlook for economic growth and inflation, follow overseas developments and consider the posture of the Federal Reserve Board (the "Fed") in our decision as to how to structure the fund. Based upon our economic outlook, we actively manage the fund's average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates. The fund invests in a broad range of high-quality, short-term money market instruments, including U.S. government securities, short-term bank obligations issued by domestic and foreign banks, asset-backed securities, U.S. dollar-denominated foreign and domestic commercial paper, repurchase agreements and U.S. dollar-denominated obligations of foreign governments. Normally, the fund invests at least 25% of its net assets in bank obligations.

What other factors influenced the fund's performance?

The fund was primarily affected by low interest rates, a weak economy and changing expectations of future interest-rate movements during the reporting period.

                                                             The Fund





DISCUSSION OF FUND PERFORMANCE (CONTINUED)

During the last two months of 2001, investors were looking forward to the resumption of economic growth. To that end, the Fed implemented its final interest-rate reductions of the year, bringing the federal funds rate to 1.75%, a 40-year low. When economic recovery began in early 2002, many investors expected that the Fed would begin raising interest rates later in the year. In March, the Fed fueled such speculation when it shifted from an accommodative bias to a neutral one, suggesting that the risks of recession and inflation were
evenly    balanced.

In the spring, however, it had become apparent that the recovery was weaker and more uneven than most investors had hoped. Jobless claims increased in May, and consumers began to spend at a slower rate. As a result, the economic growth rate for the second quarter of 2002 declined to just 1.1%, according to government estimates.

The economy continued to give mixed signals in June and July, and investors began to push back their expectation of the timing of eventual rate hikes. For example, the unemployment rate rose in June, then fell in July. By the same token, June' s economic data suggested that manufacturing was recovering faster than expected, while July's numbers revealed a drop in the index. Meanwhile, the stock market continued its roller coaster ride in response to corporate scandals, weaker corporate earnings, uncertain consumers and heightened international tensions.

Numbers released in August continued to be mixed. Historically low interest rates continued to spur mortgage-refinancing activity, putting cash in consumers' pockets. At the same time, productivity for the second quarter of 2002 was higher than expected, suggesting that businesses could enhance profits without expanding their payrolls. However, corporate spending remained anemic, and, at its August meeting, the Fed shifted to an accommodative bias, indicating that the risks of economic weakness were greater than the risks of resurgent inflation.





While the economy lost 43,000 jobs in September, the unemployment rate actually fell from 5.8% to 5.6%. Similarly, a key index of manufacturing output suggested continuing weakness, but factory orders rose. As a result, more investors began to believe that the Fed' s next move would be toward higher rates, not lower ones.

The extent of the economy' s weakness became more apparent in October, when consumer confidence dropped to a nine-year low, and the unemployment rate rose along with jobless claims. The length of the workweek declined, as did the number of temporary workers employed. Finally, the advance report for gross domestic product in the third quarter was weaker than anticipated. At month-end, most analysts expected the Fed to reduce interest rates at its next meeting.

Indeed, just a few days after the end of the reporting period, the Fed cut the federal funds rate by 50 basis points, suggesting that the economy had hit a " soft spot" because of factors including the threat of war with Iraq and corporate scandals.

What is the fund's current strategy?

As we have for some time now, we have generally maintained the fund's weighted average maturity toward the long end of its range for as long as we deemed practical. This has benefited performance as taxable money market yields have trended downward. As always, of course, we may look to change our strategy as we deem appropriate as market conditions evolve.

November 15, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund




STATEMENT OF INVESTMENTS

October 31, 2002

                                                                                            Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--34.2%                                               Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Abbey National PLC (Yankee)

   2.37%, 12/31/2002                                                                         50,000,000                49,997,563

Banca Intesa BCI (London)

   2.14%, 12/30/2002                                                                         25,000,000                25,000,000

Barclays Bank PLC (London)

   2.05%, 12/31/2002                                                                         50,000,000                50,000,822

Bayerische Hypo-und Vereinsbank AG (Yankee)

   1.62%, 12/16/2002                                                                          7,000,000                 7,000,087

BNP Paribas (London)

   2.00%, 7/22/2003                                                                          25,000,000                25,009,786

Citibank N.A.

   1.76%, 12/4/2002                                                                          50,000,000                50,000,000

Credit Agricole Indosuez S.A. (Yankee)

   1.75%, 12/5/2002                                                                          15,000,000                15,000,000

Dresdner Bank AG (Yankee)

   2.20%, 11/14/2002                                                                         50,000,000                49,999,112

HBOS Treasury Services PLC (London)

   1.76%, 12/23/2002                                                                         10,000,000                10,000,000

Nordea Bank Finland PLC (Yankee)

   1.68%, 2/3/2003                                                                           25,000,000                25,000,000

Svenska Handelsbanken (London)

   1.77%, 12/23/2002                                                                         20,000,000                20,000,288

Westdeutsche Landesbank Girozentrale (Yankee)

   2.60%, 7/7/2003                                                                           40,000,000                39,995,981

Wilmington Trust Co.

   2.00%, 11/7/2002                                                                          25,000,000                25,000,737

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $392,004,376)                                                                                                392,004,376

COMMERCIAL PAPER--19.1%
------------------------------------------------------------------------------------------------------------------------------------

Amstel Funding Corp.

   2.05%, 11/22/2002                                                                         15,000,000  (b)           14,982,238

Bear Stearns Cos. Inc.

   1.85%, 4/11/2003                                                                          25,000,000  (a)           25,000,000

Danske Corp. Inc.

   1.74%, 12/24/2002                                                                         50,000,000                49,872,652





                                                                                            Principal
COMMERCIAL PAPER (CONTINUED)                                                                 Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

General Electric Capital Corp.

   2.08%, 11/25/2002                                                                         50,000,000                49,931,667

HBOS Treasury Services PLC

   1.76%, 12/17/2002                                                                         10,000,000                 9,977,511

ING America Insurance Holdings Inc.

   1.73%, 12/13/2002                                                                         20,000,000                19,959,866

UBS Finance Delaware LLC

   1.89%, 11/1/2002                                                                          50,000,000                50,000,000

TOTAL COMMERCIAL PAPER

   (cost $219,723,934)                                                                                               219,723,934

CORPORATE NOTES--5.2%
------------------------------------------------------------------------------------------------------------------------------------

Lehman Brothers Holdings Inc.

   1.81%, 4/4/2003                                                                           50,000,000                50,073,400

Lehman Brothers Holdings Inc.

   2.76%, 5/15/2003                                                                           9,240,000  (a)            9,434,805

TOTAL CORPORATE NOTES

   (cost $59,508,205)                                                                                                  59,508,205

PROMISSORY NOTES--4.4%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  2.06%--2.20%, 11/4/2002--4/7/2003

   (cost $50,000,000)                                                                        50,000,000  (c)           50,000,000

SHORT-TERM BANK NOTES--13.5%
------------------------------------------------------------------------------------------------------------------------------------

Bank One N.A.

   1.73%, 12/20/2002                                                                         50,000,000                50,000,000

National City Bank

   2.25%, 1/14/2003                                                                          10,000,000                10,000,000

National City Bank

   1.80%, 9/23/2003                                                                          45,000,000  (a)           44,991,961

U.S. Bank N.A.

   1.81%, 1/13/2003                                                                          50,000,000  (a)           50,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $154,991,961)                                                                                                154,991,961

                                                                                                     The Fund




STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
U.S. GOVERNMENT AGENCIES--10.6%                                                               Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Banks, Notes

   1.90%--1.97%, 9/12/2003--11/3/2003                                                        90,000,000                90,000,000

Student Loan Marketing Association, Discount Notes

   1.72%, 11/1/2002                                                                          31,914,000                31,914,000

TOTAL U.S. GOVERNMENT AGENCIES

   (cost $121,914,000)                                                                                                121,914,000

TIME DEPOSITS--12.4%
------------------------------------------------------------------------------------------------------------------------------------

HSBC Bank USA (Grand Cayman)

   1.75%, 11/1/2002                                                                          50,000,000                50,000,000

Rabobank Nederland (Grand Cayman)

   1.88%, 11/1/2002                                                                          50,000,000                50,000,000

State Street Bank & Trust Co. (Grand Cayman)

   1.81%, 11/1/2002                                                                          42,371,000                42,371,000

TOTAL TIME DEPOSITS

   (cost $142,371,000)                                                                                                142,371,000

TOTAL INVESTMENTS (cost $ 1,140,513,476)                                                           99.4%            1,140,513,476

CASH AND RECEIVABLES (NET)                                                                           .6%                7,067,585

NET ASSETS                                                                                        100.0%            1,147,581,061

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECUTITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT OCTOBER 31,  2002,  THIS
     SECURITY AMOUNTED TO $14,982,238 OR 1.3% OF NET ASSETS.

(C)  THESE NOTES WERE ACQUIRED FOR INVESTMENT, NOT WITH THE INTENT TO DISTRIBUTE
     OR SELL.  SECURITIES  RESTRICTED AS TO PUBLIC RESALE. THESE SECURITIES WERE
     ACQUIRED BETWEEN 3/11/02 AND 7/11/2002 AT A COST OF $50,000,000. AT OCTOBER
     31, 2002, THE AGGREGATE VALUE OF THESE  SECURITIES WERE $50,000,000 OR 4.4%
     OF NET ASSETS AND IS VALUED AT AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMENTS.





STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,140,513,476  1,140,513,47

Cash                                                                  4,193,285

Interest receivable                                                   5,693,210

Prepaid expenses and other assets                                        48,588

                                                                  1,150,448,559

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           658,408

Payable for shares of Common Stock redeemed                           1,889,645

Accrued expenses                                                        319,445

                                                                      2,867,498

NET ASSETS ($)                                                    1,147,581,061

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,147,581,269

Accumulated net realized gain (loss) on investments                        (208)

NET ASSETS ($)                                                    1,147,581,061

SHARES OUTSTANDING

(25 billion shares of $.001 par value Common Stock authorized)    1,147,581,269

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund




STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     30,179,887

EXPENSES:

Management fee--Note 2(a)                                            6,344,977

Shareholder servicing costs--Note 2(b)                               3,646,226

Custodian fees                                                         109,559

Prospectus and shareholders' reports                                    97,406

Directors' fees and expenses--Note 2(c)                                 95,382

Professional fees                                                       56,389

Registration fees                                                       41,019

Miscellaneous                                                           40,669

TOTAL EXPENSES                                                      10,431,627

Less--reduction in management fee due to undertaking--Note 2(a)       (914,161)

NET EXPENSES                                                         9,517,466

INVESTMENT INCOME--NET                                              20,662,421
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                 216,327

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                20,878,748

SEE NOTES TO FINANCIAL STATEMENTS.





STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         20,662,421          59,937,617

Net realized gain (loss) from investments         216,327              81,406

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   20,878,748          60,019,023

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (20,662,421)        (59,937,617)

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               4,312,466,959       4,255,313,255

Dividends reinvested                           19,234,209          56,347,326

Cost of shares redeemed                    (4,532,400,756)     (4,273,218,997)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (200,699,588)         38,441,584

TOTAL INCREASE (DECREASE) IN NET ASSETS      (200,483,261)         38,522,990

NET ASSETS ($):

Beginning of Period                         1,348,064,322       1,309,541,332

END OF PERIOD                               1,147,581,061       1,348,064,322

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund




FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                      Year Ended October 31,
                                                          --------------------------------------------------------------------------
                                                            2002            2001            2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        1.00            1.00            1.00            1.00            1.00

Investment Operations:

Investment income--net                                      .016            .044            .055            .046            .049

Distributions:

Dividends from
   investment income--net                                  (.016)          (.044)          (.055)          (.046)          (.049)

Net asset value, end of period                              1.00            1.00            1.00            1.00            1.00

TOTAL RETURN (%)                                            1.62            4.51            5.65            4.52            5.05

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                     .75             .75             .75             .75             .75

Ratio of net investment income
   to average net assets                                    1.63            4.43            5.47            4.45            4.95

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                   .07             .06             .12             .12             .18

Net Assets, end of period
   ($ x 1,000)                                         1,147,581       1,348,064       1,309,541       1,528,030       1,571,336

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of the Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund' s shares, which are sold to the public without a sales charge

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discount on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

                                                             The Fund




NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The accumulated capital loss carryover of $208 is available to be applied against future net securities profit, if any, realized subsequent to October 31, 2002. If not applied, the carryover expires in fiscal 2008.


The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2002 and October 31, 2001, respectively, were all ordinary income.

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from November 1, 2001 through October 31, 2002 to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .75 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $914,161 during the period ended October 31, 2002.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 2002, the fund was charged $1,973,057 pursuant to the Shareholder Services Plan.

                                                             The Fund




NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $1,222,548 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Dreyfus Worldwide Dollar Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Worldwide Dollar Money Market Fund, Inc., including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Worldwide Dollar Money Market Fund, Inc. at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


                                                       /s/ERNST & YOUNG LLP

New York, New York
December 10, 2002

                                                             The Fund





BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)
Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Lucy Wilson Benson (75)
Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairman Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 43

                              --------------

David W. Burke (66)
Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 58

                              --------------

Whitney I. Gerard (68)
Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16


Arthur A. Hartman (76)
Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
  Fund

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Ford Meter Box Corporation, Board Member

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                     --------------

George L. Perry (68)
Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                     --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund




OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 19 investment companies (comprising 39 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.





MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and had been an employee of the Manager since August 1984.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE AUGUST 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund




                                                           For More Information

                        Dreyfus Worldwide Dollar
                        Money Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  762AR1002